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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 19, 2004

                                 TRANSPRO, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-13894                   34-1807383
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                          (203) 401-6450 (Registrant's
                     telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c)).

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Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 19, 2004, Transpro, Inc. (the "Company") entered into an amendment to its Loan and Security Agreement with Congress Financial Corporation (New
England), which is attached as Exhibit 10.1, hereto. This amendment increases loan availability by $1,000,000 as a result of a reduction in an Availability
Reserve contained in the Agreement. In addition, the minimum Adjusted Net Worth, under the agreement, was increased from $37,000,000 to $40,000,000 for all periods after September 30, 2004. The increased availability provides the
Company with additional flexibility to meet its working capital needs throughout the year.

Item 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On November 19, 2004, Transpro, Inc. (the "Company") entered into an amendment to its Loan and Security Agreement with Congress Financial Corporation (New
England), which is attached as Exhibit 10.1, hereto. This amendment increases loan availability by $1,000,000 as a result of a reduction in an Availability
Reserve contained in the Agreement. In addition, the minimum Adjusted Net Worth, under the agreement, was increased to $40,000,000 for all periods after
September 30, 2004. The increased availability provides the Company with additional flexibility to meet its working capital needs throughout the year.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibit is furnished as part of this report:

10.1     Tenth Amendment to Loan and Security Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TRANSPRO, INC.

Date:  November 19, 2004               By: /s/ Richard A. Wisot
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                                           Richard A. Wisot
                                           Vice President, Treasurer, Secretary,
                                           and Chief Financial Officer